Oak Street Health, Inc J.P. Morgan Healthcare Conference January 9, 2023

Disclaimer 2 The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding Oak Street Health, Inc.’s (the “Company”) future growth and our financial outlook for the fiscal year 2023. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market or industry conditions, regulatory environment and receptivity to our technology and services; (iii) results of litigation or a security incident; (iv) the loss of one or more key customers or partners; (v) the impact of COVID-19 on our business and results of operation; and (vi) changes to our abilities to recruit and retain qualified team members. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including, but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022. The Company assumes no obligation to update any forward-looking statement as a result of new information, future events or other factors. Any estimated results for the fiscal year ended December 31, 2022 included herein are preliminary, unaudited and subject to completion, reflect management’s current views and may change as a result of management’s review of the results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such estimated results for the year ended December 31, 2022 are subject to the finalization and closing of the Company’s accounting books and records (which have yet to be completed), and should not be viewed as a substitute for full annual financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The Company cautions you that the fiscal year 2022 estimates are not guarantees of future performance or outcomes and that actual results may differ materially from those described above. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the estimated results, nor have they expressed any opinion or any other form of assurance on the estimated results. This presentation includes information concerning economic conditions, the Company's industry, the Company's markets and the Company's competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as the Company's own estimates and research. Certain information included herein is derived from publicly available information released by third party sources, as well as data from the Company’s internal research, and are based on such data and the Company's knowledge of its industry, which the Company believes to be reasonable. The independent industry publications used in this presentation were not prepared on the Company's behalf. While the Company is not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projects involve risk and uncertainties and are subject to change based on various factors. The Company has not reconciled its estimated fiscal year 2022 Adjusted EBITDA or 2023 guidance for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and has not provided a reconciliation of estimated fiscal year 2022 Adjusted EBITDA to net loss, because of the uncertainty around certain items that may impact net loss, including stock-based compensation, that are not within the Company’s control or cannot be reasonably predicted or which have yet to be completed. The Company has not reconciled its estimated fiscal year 2022 adjusted general and administrative expenses or 2023 guidance for adjusted general and administrative expenses to corporate, general and administrative expenses, the most directly comparable GAAP measure, because of the uncertainty around certain items that may impact corporate, general and administrative expenses, including stock-based compensation, that are not within the Company’s control or cannot be reasonably predicted or which have yet to be completed. The Company has not reconciled its estimated fiscal year 2022 adjusted sales and marketing expenses or 2023 guidance for adjusted sales and marketing expenses to corporate, sales and marketing expenses, the most directly comparable GAAP measure, because of the uncertainty around certain items that may impact corporate, sales and marketing expenses, including stock-based compensation, that are not within the Company’s control or cannot be reasonably predicted or which have yet to be completed. The Company has not reconciled its estimated fiscal year 2022 platform contribution or 2023 guidance for platform contribution to gross profit, the most directly comparable GAAP measure and has not provided a reconciliation of estimated fiscal year 2022 platform contribution because of the uncertainty around certain items that may impact gross profit that are not within the Company’s control or cannot be reasonably predicted or which have yet to be completed. This presentation contains the following “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC: Adjusted EBITDA, patient contribution, platform contribution, adjusted general and administrative expenses and adjusted sales and marketing expenses. The Company believes that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of its results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. These are non-GAAP figures and are not prepared in accordance with, and are not an alternative for metrics prepared in accordance with GAAP and may be different from similar statistics used by other companies. Please refer to the definition of patient contribution, platform contribution, Adjusted EBITDA, adjusted general and administrative expenses and adjusted sales and marketing expenses included in this presentation and to the reconciliations of patient contribution and platform contribution to gross profit, their most directly comparable GAAP metric; Adjusted EBITDA to net loss, its most directly comparable GAAP metric; adjusted general and administrative expenses to corporate, general and administrative expenses, its most directly comparable GAAP metric, and adjusted sales and marketing expenses to sales and marketing expenses, its most directly comparable GAAP metric, in the Appendix to this presentation.

Investment Highlights 1. Purpose built platform that addresses root causes of high cost, low quality and poor experience for Medicare patients 2. Nationally scalable model with systematic approach to new market development supported by Canopy, our proprietary technology platform 3. Unrivaled care model performance demonstrated across programs and geographies 4. Highly predictable unit economics drive compelling financial model 3

Introduction to Oak Street Health 1. Data as of 12/31/2022 2. Data represents latest guidance, as of 1/9/2023 We are… A patient-centric network of primary care centers for Medicare-eligible patients We leverage… The Oak Street Health platform to provide comprehensive care for our patient population We improve… Experiences and outcomes for our patients We reduce… Hospitalizations by over 50% and retain the savings generated by our care model 169 ≥159k ~6,000 Oak Street owned and operated centers1 States currently covered1 At-risk patients receiving our care2 Est. 2022 revenue2 Team members, all aligned with our mission & vision, including ~600 primary care providers1 ≥ $2.155B 21 4

High costs and poor outcomes are concentrated in older adults, who tend to be the sickest patients. Today, 96% of Medicare spend relates to chronic disease.2 Expensive1,2 Poor Outcomes1 Negative Experience3,4 $4.1T US annual healthcare spend -2 years US life expectancy vs OECD average >40% US Physician burnout rate +267% US per-capita healthcare spend vs OECD average +52% US diabetes hospital admits vs OECD average -1.2 Average Net Promoter score for primary care physicians 1. Source: OECD 2. Source: Centers for Medicare and Medicaid Services (CMS.gov) 2020 data 3. Source: Medscape National Physician Burnout and Suicide Report 4. Source: The Advisory Board Note: All OECD comparisons are from 2019 or earlier to remove any uneven impact of COVID-19 Problems with the U.S. healthcare system are well-documented 5

Market opportunity Traditional Medicare and MA $800B+ spend 60M patients 20K+ centers U.S. healthcare system2 ~$4.1T Spend 1. Centers for Medicare and Medicaid 2. Market figures based on 2020 Medicare beneficiary data from CMS, Centers for Medicare and Medicaid; American Community Survey (US Census); Congressional Budget Office Core market Primarily Medicare Advantage $350B+ spend 27M patients 10K+ centers 6 Today, Medicare spend is growing at 7% annually, and Medicare enrollees represent 15% of the US population1 Our core market is focused on counties with >50K Medicare eligibles and incomes <300% of the federal poverty line Large and growing market opportunity for Oak Street Health

Oak Street Health has created a model that invests upfront to keep our patients happy, healthy, and out of the hospital

Challenges in Primary Care Settings	Fee For Service	Oak Street Health
Not enough time with patients	2,000+ average doctor patient panel[1]	**~500** patient panel
No patient specialization	Accepts all ages	**Medicare-eligibles** focused
No non-facing patient time	No time to plan for care outside the exam room	**>1/3 Provider time** used to coordinate care, close care gaps, & proactively plan
No support beyond primary care	Minimal focus on social determinants of health	Behavioral health, pharmacy, home-based support, well-being programs, & social worker assistance
Limited technology integration	Limited EMR use focused on billing & record-keeping; no time to engage with population health overlays	**4 hrs/day:** Average time that clinical staff use Canopy, our proprietary tech platform, optimized to run the Oak Street care model

1. Source: Journal of General Internal Medicine

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De novo model ensures every center follows a standard structure that easily scales ● Formulaic, data-driven approach leads to favorable center locations ● Existing retail infrastructure repurposed as convenient location for patients ● Consistent look and feel builds brand awareness ● ~1,000 sf of community space in every center ● Standard team & center structure easily scales ● Ongoing training fosters professional development and consistent care • Community-based center outreach develops local relationships • Central channels create efficient go-to-market economics with multi-channel approach Identify Build Hire & Train Patient Outreach 8

Oak Street Health has a proven track record of growth and plans to continue its national expansion National and Local Payor Relationships 9 Year2 New Centers Total Centers States 2013 2 2 1 2014 5 7 1 2015 8 15 2 2016 4 19 3 2017 5 24 3 2018 15 39 5 2019 12 51 7 2020 28 79 11 2021 50 129 19 2022 40 169 21 1. As of 12/31/2022 2. Represents year-end totals Geographically Diverse Center Footprint1 IL 15% TX 10% NY 9% MI 7%AZ 7% PA 6% OH 7% NC 6% All Other 33%

Acorn ACO and DCE performance demonstrate ability to drive medical cost savings across programs beyond MA Revenue PMPM 3rd Party Med Costs PMPM3 % Surplus 1. CMS 2020 data 2. Reflects OSH MA economics for 2020 for Part C revenue and medical costs (comparable to ACO economics) 3. External costs only, excludes the costs of Oak Street’s primary care model which would reduce the savings retained by Oak Street Health 4. CMS Direct Contracting Entities (DCEs) Performance Year 2021 financial benchmark performance results Top 1% Savings rate out of 513 groups Acorn ACO1,2 IL, MI, IN Only ACO in top 10 to operate in these states #1 Net dollars saved Direct Contracting4 #2 Net savings rate ~17% Savings rate vs. 4% avg #3 Gross savings rate $1,278 $1,140 $884 $777 69% 68% 0% 20% 40% 60% 80% 100% -$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 ACO MA $14.6 $0.6 $0 $4 $8 $12 $16 Net savings ($M) 15.5% 1.8% 0% 5% 10% 15% 20% Net savings rate (%) OSH Average DCE participant 10 The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document. 100% Quality score

Consistent patient contribution and growth performance across geographies and vintages 1. Includes all states with over 7,500 at-risk members at year-end 2022, which includes Illinois, Indiana, Michigan, Ohio, North Carolina, Pennsylvania, and Texas 2. Oak Street Health started taking risk in 2016 Do novo approach allows for scalability and strong results across geographies 2022 PMPM patient contribution: by state and patient tenure1 At-risk patients per center by vintage2 11 0 1 2 3 4 Center age (years) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 1 2 3 ≥4 Patient tenure with OSH IL Average

2013 2022 Key enhancements to our platform have been enabled by our growth and scale and drive improved care model performance OSH @ Home Integrated Behavioral Health 24/7 Contact Center Digital Marketing Telehealth 12 Select examples:

-$2 $0 $2 $4 $6 $8 Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6+ Pl at fo rm C on tri bu tio n ($ M ) Powerful 2022E unit economics despite Covid related headwinds Care model execution and center growth drove strong 2022 center-level economics Expectations shared at JPM last year: Unknowns from potential headwinds compared to prior years create a range for 2022E center level economics ￭ High end: 2019 new patient economics & no explicit Covid costs ￭ Low end: 2021 new patient economics & 2021 level Covid costs 2022 estimated performance: ￭ Direct Covid costs of ~$25M in 2022 ￭ New patient economics headwind of ~$35M in 2022 ￭ New patient economics continued to be a headwind across all centers but were offset by outperformance on existing patients; together this was a net benefit for our older center vintages ￭ We were able to mitigate $30M of the $60M of headwinds we experienced from Covid costs and new patient economics compared to 2019, due to stronger than forecast performance on existing patients ￭ As mix continues to shift to existing patients over time, over performance on existing patients will have a greater positive impact 1. Platform contribution defined as total revenues less the sum of (i) medical claims expense and (ii) cost of care, excluding depreciation and amortization 2. Historical results restated for prior period adjustments 40 50 28 12 15 5 19 0 15 30 45 60 75 C en te rs p er v in ta ge Vintage age Year 0 1 2 3 4 5 6+ Total High (2019 inputs) -0.9 -1.1 0.0 1.3 2.8 2.3 7.1 ~$115 Low (2021 inputs) -0.9 -1.3 -0.5 0.7 2.1 1.5 6.1 ~$50 Actual -0.9 -1.5 -0.2 1.1 3.0 2.9 6.8 ~$85 Platform contribution by Vintage ($M): 2022 forecasted range 2013-2015 Vintage historical performance (2013-2021) 2022E performance 2022 Cohort Performance vs. 2013-2015 Historicals1,2: 13

-$2 $0 $2 $4 $6 $8 Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6+ Pl at fo rm C on tri bu tio n ($ M ) Robust and improving projected 2023E Unit Economics 2022 performance trends expected to continue into 2023, with a focus on care model execution and patient and center growth 2023 platform contribution range based on approximately +/- 1% medical costs Opportunities and risks to highlight include new patient economics and continued care model efficiencies, Covid and ACO Reach Most “mature” centers expected to generate significant platform contribution in 2023 (figures reflect midpoint of range): ￭ 24 oldest centers (year 6+): expect $6.7M each ￭ 15 most scaled centers: expect $8.5M each ￭ Both cohorts expected to continue growing as each has significant remaining capacity creating contribution upside in future years ~$110M platform contribution improvement expected in 20233 ￭ $85M due to centers progressing along performance curve ￭ $25M due to improving quality of ramp relative to 2022 actuals – showing a YoY improvement of unit level economics alongside rapid scaling 1. Platform contribution defined as total revenues less the sum of (i) medical claims expense and (ii) cost of care, excluding depreciation and amortization 2. Historical results restated for prior period adjustments 3. Total center count of 204, and Year 0 center count of 35 based on preliminary guidance issued 1/9/2023 ~$110M YoY improvement Driven by strong, consistent, and improving unit economics Platform contribution by Vintage ($M): 2023 forecasted range 2013-2015 Vintage historical performance (2013-2022) 35 40 50 28 12 15 24 0 15 30 45 60 75 C en te r p er v in ta ge 3 Vintage Age 2022E performance 14 Year 0 1 2 3 4 5 6+ Total3 High -0.9 -1.3 -0.1 1.5 2.4 4.3 7.0 ~$215 Low -0.9 -1.4 -0.2 1.3 2.1 3.8 6.4 ~$175 2023 Cohort expected performance vs. 2013-2015 Historicals1,2,3:

$232,713 $219,259 $205,000 ~$195,000 $125,000 FY 2020 FY 2021 FY 2022E FY 2023E At Maturity G&A Sales & Marketing Disciplined corporate and sales & marketing expense growth relative to our center count has driven consistent reductions on a per center per month basis. We expect this trend to continue, as we gain efficiencies from our growing scale Longer term, we anticipate better utilization of these expenses via: ￭ Continued operating leverage on our general & administrative costs, even net of future investments as we leverage our scale ￭ Lower sales & marketing costs at centers nearing capacity Our growing scale and disciplined approach create a framework for corporate and sales & marketing spend Total adjusted G&A and sales & marketing costs per center per month by fiscal year (all centers)1 Assuming 35 new centers in 2023, corporate G&A + Sales & marketing spend is expected to be ~$440M2 1. Excludes stock-based compensation 2. Assumes total center count of 204, and Year 0 center count of 35 based on preliminary guidance issued 1/9/2023; for simplicity assumes all new centers open July 1st 15

Culminating in strong financial outlook Prior 2022 FY Guidance 2022E Update 2023 Preliminary FY Guidance Centers 169 169 204 At-Risk Members (‘000) 157 to 159 ≥ 159 205 to 210 Revenue $2.15B to $2.155B ≥ $2.155B $3.0B to $3.15B Adjusted EBITDA1 $(292.5)M to -$(287.5)M ≥ $(287.5)M 2 $(265)M to $(225)M 204 2023E YE Centers Embedded Adjusted EBITDA 1,3Platform Contribution $8.5 million per center (2023E performance for “most scaled” centers) $1.4 billion ($7.0 million / center) 1. Adjusted EBITDA defined as net loss adjusted to exclude stock-based compensation expense, depreciation and amortization, interest expense, net, transaction and offering costs, one-time in nature litigation costs, provision for income taxes and fair value adjustments related to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangibles and related to impairment of equity investments 2. For clarity, we are assuming smaller losses than our prior guidance range 3. Assumes $125,000 in overhead costs per center per month Updated Guidance: Embedded Adjusted EBITDA: 16

1. Large, unpenetrated market opportunity with huge unmet need 2. A purpose-built care model with proven results across patient experience and care quality 3. Consistent and scalable consumer-focused de novo growth strategy 4. Strong, consistent, and improving unit economic results 5. Opportunity to continue growth and investment in model to create transformative organization Oak Street Health takeaways 17

Appendix

($ in millions) Non-GAAP Reconciliations For the three-months ended For the nine-months ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 Gross profit1 118.3 78.9 384.8 247.6 Cost of care, excluding depreciation and amortization -113.6 -76.3 -307.6 -203.6 Stock-based compensation 1.3 0.5 2.7 1.2 Platform Contribution 6.0 3.1 79.9 45.2 Patient contribution Adjusted EBITDA $ in millions 19 For the three-months ended For the nine-months ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 Gross profit1 118.3 78.9 384.8 247.6 Other revenue -7.8 -12.0 -23.1 -23.9 Patient Contribution 110.5 66.9 361.7 223.7 Platform contribution For the three-months ended For the nine-months ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 Net loss -130.4 -110.0 -375.3 -274.3 Interest expense, net 0.0 0.6 1.1 1.8 Fair value adjustments 0.0 0.0 40.1 0.0 Depreciation and amortization 9.1 4.5 25.3 11.7 Stock-based compensation 30.8 38.7 120.0 121.9 Litigation costs 0.7 0.0 3.0 0.0 Transaction/offering related costs 1.3 1.8 1.9 3.6 Other income/expense 0.2 0.0 0.2 0.0 Adjusted EBITDA -88.3 -64.4 -183.7 -135.3 1. Gross profit is defined as total revenues less medical claims expense

($ in millions) Non-GAAP Reconciliations For the twelve-months ended 12/31/2019 12/31/2020 12/31/2021 Gross profit1 170.6 265 323.6 Cost of care, excluding depreciation and amortization -140.9 -187.5 -293.7 Stock-based compensation 0 0 1.6 Platform Contribution 29.7 77.5 31.5 Patient contribution Adjusted EBITDA $ in millions 20 For the twelve-months ended 12/31/2019 12/31/2020 12/31/2021 Gross profit1 170.6 265 323.6 Other revenue -16.7 -31.5 -35.6 Patient Contribution 153.9 233.5 288.0 Platform contribution For the twelve-months ended 12/31/2019 12/31/2020 12/31/2021 Net loss -109.5 -192.1 -414.6 Interest expense, net 5.6 8.6 2.5 Depreciation and amortization 7.8 11.2 17.8 Stock-based compensation 4.1 78.6 161.4 Transaction/offering related costs 3.7 1.1 5.9 provision for income taxes 0 0 -1.9 Adjusted EBITDA -88.3 -92.6 -228.9 1. Gross profit is defined as total revenues less medical claims expense